EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LogicQuest Technology, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Cheng Yew Siong, Principal Executive and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2021	By:	/s/ Cheng Yew Siong
Cheng Yew Siong Chief Financial Officer and Principal Accounting Officer (Principal Executive Officer and Principal Financial/Accounting Officer)